Exhibit 10.53


[The Fifth Modification of Lease dated October 16, 1996 was previously filed as an exhibit to Osteotech's Annual Report on Form 10-K for the fiscal year ended December 31, 1996. The Sixth Modification of Lease dated August 11, 1998 was previously filed as an exhibit to Osteotech's Quarterly Report on Form 10-Q for the quarter ended September 30, 1998.]

                          FOURTH MODIFICATION OF LEASE

     AGREEMENT, made this 30 day of January, 1992, by and between ROBERT C. BAKER, GERALD H. BAKER, HARVEY B. OSHINS, BAKER 1985 FAMILY PARTNERSHIP, GREGORY
J. STEPIC and JOHN G. ORRICO, having their office and Post Office Address c/o National Realty & Development Corp., 3 Manhattanville Road, Purchase, New York 10577 (hereinafter referred to as "Landlord") and OSTEOTECH INC., a Delaware corporation, having an office at 1151 Shrewsbury Avenue, Shrewsbury, New Jersey 07702 (hereinafter referred to as "Tenant").

                              W I T N E S S E T H:

     WHEREAS, on or about August 18, 1986, a lease was entered into between Landlord and Tenant, respecting certain premises (hereinafter referred to as the "DEMISED PREMISES") within the building commonly known as 1151 Shrewsbury Avenue in the BOROUGH OF SHREWSBURY, COUNTY OF MONMOUTH and STATE OF NEW JERSEY; and

     WHEREAS, said lease was modified by First Modification of Lease dated May 31, 1989, Second Modification of Lease dated December 22, 1989 and Third Modification of Lease dated June 21, 1991 between Landlord and Tenant (said lease as modified is hereinafter referred to as the "Lease"); and

     WHEREAS, Tenant is desirous of leasing from Landlord and Landlord is desirous of leasing to Tenant certain additional premises within the Center (as defined in the Lease) in the building commonly known as 1163 Shrewsbury Avenue, Shrewsbury, New Jersey located within Lot No. 3/1; and

     WHEREAS, the parties hereto desire to further modify the Lease in certain respects as hereafter provided.

     NOW, THEREFORE, in consideration of ONE AND 00/100 ($1.00) DOLLAR and other good and valuable consideration, each to the other in hand duly paid, the receipt and sufficiency whereof is hereby acknowledged, it is mutually agreed as follows:

     1. As of the Effective Date (as hereinafter defined), the Plot Plan presently annexed to the Lease as Exhibit "A" is hereby supplemented by adding as a part of said Plot Plan Exhibit A-1 annexed hereto. The attached Exhibit A-1 shows an area consisting of approximately 6,000 square feet located in the building known as 1163 Shrewsbury Avenue situated within Lot No. 3/1, which area is cross-hatched on Exhibit "A-1" and is hereafter referred to as the "Additional Premises." Upon the Effective Date, the Additional Premises shall be deemed to be part of the Demised Premises, as if originally included within the Demised Premises, as the same is defined by the Lease. The overall square footage of the Demised Premises shall be increased to approximately 28,960 square feet. Tenant has examined the Additional Premises and has made a complete inspection of the same and is familiar with the physical condition thereof as of this date. Landlord has not made and does not make any representation as to the physical condition or any other matter affecting or relating to the Additional Premises except as provided below.

Tenant agrees to accept the Additional Premises "as is", except that Landlord agrees that the Additional Premises shall be delivered to Tenant in clean condition and Landlord shall repair any damage caused by the vacating of the Additional Premises by the former tenant.

     2. The Effective Date shall be the date upon which Landlord delivers possession of the Additional Premises to Tenant.

     3. From and after that date which is eight (8) months following the Effective Date, the annual minimum rental payable pursuant to Article 3 of the Lease, and in accordance with and subject to the provisions of the Lease, shall be increased to TWO HUNDRED SIXTEEN THOUSAND ONE HUNDRED FIFTY TWO AND 30/100 ($216,152.30) DOLLARS per annum - EIGHTEEN THOUSAND TWELVE AND 69/100 ($18,012.69) DOLLARS per month.

     4. Notwithstanding anything to the contrary contained therein, Section
31.01 of the Lease is hereby modified to provide that for the purposes of this Lease, as of the Effective Date, 10,697 square feet is deemed to be leased as office space and 18,263 square feet is deemed to be leased as non-office or processing space.

     5. Tenant acknowledges that, as of the Effective Date, Tenant's proportionate share of additional rent payable under the Lease shall be adjusted, pursuant to the terms of the Lease, to reflect the increase in the square footage of the Demised Premises.

     6. Except as expressly modified herein, all of the provisions, covenants, conditions and agreements set forth in the Lease shall continue in full force and effect.


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

     IN WITNESS WHEREOF, the parties have caused this Fourth Modification of Lease to be executed as of the day and year first above written.


                                          /s/ Robert C. Baker
                                          --------------------------------------
                                          ROBERT C. BAKER Individually and as
                                          Managing General Partner of Baker 1985
                                          Family Partnership



                                          /s/ Harvey B. Oshins
                                          --------------------------------------
                                          HARVEY B. OSHINS



                                          /s/ Gerald H. Baker
                                          --------------------------------------
                                          GERALD H. BAKER



                                          /s/ Gregory J. Stepic
                                          --------------------------------------
                                          GREGORY J. STEPIC



                                          /s/ John G. Orrico
                                          --------------------------------------
                                          JOHN G. ORRICO



ATTEST:                                   OSTEOTECH INC.



/s/ Patricia Tiebolt                      By: /s/ Michael J. Jeffries
------------------------                  --------------------------------------
ASST. SECRETARY                               SR. VICE PRESIDENT


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


STATE OF NEW YORK         )
                          SS:
COUNTY OF WESTCHESTER     )

     BE IT REMEMBERED, that on this 31 day of January, 1992 before me, the subscriber personally appeared ROBERT C. BAKER, Individually and as Managing General Partner for Baker 1985 Family Partnership, HARVEY B. OSHINS, and GREGORY
J. STEPIC, who I am satisfied are the persons named in and who signed the within instrument, and, thereupon they acknowledged that they signed, sealed and delivered the same as their act and deed, for the uses and purposes therein expressed.


                                          /s/ Monique St. Hilaire
                                          --------------------------------------
                                          NOTARY PUBLIC
                                                  Monique St. Hilaire
                                            Notary Public, State of New York
                                                      No. 4974682
                                            Qualified in Westchester County
                                          Commission Expires November 19, 1992
STATE OF NEW JERSEY       )
                          SS:
COUNTY OF HUDSON          )

     BE IT REMEMBERED, that on this 3 day of February, 1992, before me, the subscriber personally appeared GERALD H. BAKER, who I am satisfied is the person named in and who signed the within instrument, and, thereupon he acknowledged that he signed, sealed and delivered the same as his act and deed, for the uses and purposes therein expressed.


                                          /s/ Dianne Williamson
                                          --------------------------------------
                                          NOTARY PUBLIC
                                                    DIANNE WILLIAMSON
                                              A Notary Public of New Jersey
                                            My Commission Expires May 7, 1996
STATE OF NEW JERSEY       )
                          SS:
COUNTY OF MONMOUTH        )

      BE IT REMEMBERED, that on this 30 day of January, 1992, before me, the subscriber, A Notary Public of the State of New Jersey, personally appeared Michael J. Jeffries, Sr. Vice President of OSTEOTECH INC. who, I am satisfied, is the person who signed the within instrument; and I having first made known to him the contents thereof, he thereupon acknowledged that he signed, sealed with the corporate seal, and delivered the said instrument as such officer aforesaid, and that the within instrument is the voluntary act and deed of said corporation, made by virtue of the authority of its board of directors.


                                          /s/ Dawn E. Thompson
                                          --------------------------------------
                                          NOTARY PUBLIC
                                                     DAWN E. THOMPSON
                                               Notary Public of New Jersey
                                           My Commission Expires Nov. 17, 1992


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


                                   Exhibit A-1

           Diagram/Map of the Plot Plan of 1163 Shrewsbury Avenue.


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